Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Directors
of
Korea Equity Fund Inc
In planning and
performing our audit of
the financial
statements of Korea
Equity Fund Inc the
Company as of and for
the year ended
October 31 2009 in
accordance with the
standards of the Public
Company Accounting
Oversight Board
United States we
considered the
Companys internal
control over financial
reporting including
controls over
safeguarding
securities as a basis
for designing our
auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
NSAR but not for the
purpose of expressing
an opinion on the
effectiveness of the
Companys internal
control over financial
reporting Accordingly
we express no such
opinion
The management of
the Company is
responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls A companys
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting and
the preparation of
financial statements
for external purposes
in accordance with
generally accepted
accounting principles
A companys internal
control over financial
reporting includes
those policies and
procedures that
1pertain to the
maintenance of
records that in
reasonable detail
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company
2 provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of financial statements
in accordance with
generally accepted
accounting principles
and that receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company and 3
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition use or
disposition of a
companys assets that
could have a material
effect on the financial
statements
Because of its inherent
limitations internal
control over financial
reporting may not
prevent or detect
misstatements  Also
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions
or that the degree of
compliance with the
policies or procedures
may deteriorate
A deficiency in internal
control over financial
reporting exists when
the design or
operation of a control
does not allow
management or
employees in the
normal course of
performing their
assigned functions to
prevent or detect
misstatements on a
timely basis  A
material weakness is a
deficiency or a
combination of
deficiencies  in internal
control over financial
reporting such that
there is a reasonable
possibility that a
material misstatement
of the companys
annual or interim
financial statements
will not be prevented
or detected on a timely
basis
Our consideration of
the Companys internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the
Public Company
Accounting Oversight
Board United States
However we noted no
deficiencies in the
Companys internal
control over financial
reporting and its
operation including
controls over
safeguarding
securities that we
consider to be a
material weakness as
defined above as of
October 31 2009
This report is intended
solely for the
information and use of
management and the
Board of Directors of
Korea Equity Fund, Inc
and the Securities and
Exchange
Commission and is not
intended to be and
should not be used by
anyone other than
these specified parties

Ernst and Young LLP
New York  NY

December 22  2009